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DEBT SCHEDULE
  11/5/98

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

                                     BALANCE
DEBT                                  05-NOV      MATURITY           RATE
----                                  ------      --------           ----
NationsBank                       12,875,000      11/18/98       Libor + 2.75
CHC Loans                        103,000,000      12/15/98       Libor + 2.25
Emerald Plaza                     35,000,000      12/31/98       Libor + 1.9
Casa Marina                       30,566,000      12/31/98       Libor + 2.0
Harrisburg                        19,838,875      12/31/98       Libor + 2.25
Arcadian Feb 98 Facility             850,000      12/31/98       SLibor(3) + 1.75

Arcadian Overdraft Facility        3,400,000  Reviewed Annually  UK Base + 1.25

----------------------------------------------------------------------------------
Condado                           55,000,000      1/29/99        Libor + 2.25
El Conquistador                   90,000,000      1/29/99        Libor + 2.25
Tranche I                        350,000,000      1/31/99        Libor + 2.25
Arcadian Feb 98 Facility           5,950,000      2/31/99        SLibor + 1.75

Tranche II                       400,000,000      3/31/99        Libor + 2.25
Unsecured Recourse Loan          160,000,000      4/15/99        Libor + 2.25
Golden Door Spa                    2,000,000       6/1/99            AFR
Chase Promissory Note             49,255,000      11/5/99        Libor + 2.25
Syracuse                           9,774,066      12/1/99            8.0%
----------------------------------------------------------------------------------
Tranche III                      450,000,000      3/31/00        Libor + 2.25
Golden Door Spa                    2,000,000       6/1/00            AFR
Revolver(1)                      887,758,199      7/18/00        Libor + 2.25
Arcadian Additional Loan           6,800,000      7/31/00        SLibor + 1.75

Santa Maria                        4,000,000      8/27/00        Libor + .5
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Golden Door Spa                    2,000,000       6/1/01            AFR
Reach                              9,347,583       7/1/01            8.0%

Wyndham PeachTree                 38,000,000      10/23/01       Libor + 3.50
Arcadian Term Loan                29,750,000      11/01/01       Libor + 1.25

Arcadian Revolving Credit
   Facility                       30,600,000      11/01/01       Libor + 1.25

----------------------------------------------------------------------------------
St. Louis                          8,276,404       5/1/02            9.6%
Pittsburgh                        14,462,744       6/1/02            9.0%
Meadows Del Mar                    1,172,016       6/1/02        Libor + 3.56
----------------------------------------------------------------------------------
Tranche B                        599,500,000      3/31/03        Libor + 2.5
El San Juan                       42,100,000      8/31/03        Libor + 2.0
Malmaison Senior Debt             25,956,300      12/1/03        Libor + 2.5

Leeds Site Debt                    2,260,710      12/1/03        Libor + 2.5

Bourbon Orleans                   13,500,000       1/1/04        Libor + 2.0
Ventana Canyon                    28,488,769       3/1/05           6.50%
Radisson Beachwood                 5,064,553      5/31/05           9.75%
Clubhouse                         22,826,894      10/1/05           8.7%
Reach                             14,990,400      10/1/05           9.1%
El Conquistador                   25,000,000       2/7/06        Libor + .9
Wyndham Senior Sub(2)              1,510,000      5/15/06          10.5%
Gressy Term Loan                   2,448,000       4/1/07         TBB + 2.5
Met Life Portfolio                84,058,200      10/1/07           8.08%

Embassy Suites Chicago            41,671,000      10/16/08          8.25%
Greenspoint                       41,372,000      10/16/08          8.25%
Great Eastern Tranche A           25,500,000      10/15/10          9.00%
Great Eastern Tranche B           13,600,000      10/15/10       Libor + 1.75
Saletta Term Loan                  8,639,000       7/1/14        Ribor + 1.75

Buena Vista                       47,223,119      12/1/15           9.11%
Vinings                            9,675,000       2/1/23           6.15%

Summerfield                          338,200      On Demand         Prime
Capital Leases                    31,450,256
                               -------------
TOTAL                          3,898,848,288
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(1) LOCs of Approximately $24M exist which count against credit availability
(2) Unable to locate payee in order to tender notes
(3) SLibor - Sterling Libor